UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: April 7, 2008

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 000-32261

Texas	76-0362774
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 200

Houston, Texas 77027

(Address of principal executive offices)

(Zip Code)

(713) 622-3311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of ATP Oil & Gas Corporation (“ATP”) annually considers and appoints ATP’s independent accountants. The Company solicited competitive bids from independent accountants to audit the Company’s financial statements for the year ended December 31, 2008. On April 7, 2008, as a result of the competitive bid process, the Audit Committee appointed PricewaterhouseCoopers LLP to serve as ATP’s independent auditors for the fiscal year ending December 31, 2008. The appointment of PricewaterhouseCoopers LLP will be submitted for ratification by ATP’s shareholders at the 2008 Annual Meeting. Concurrently on April 7, 2008, the Audit Committee dismissed Deloitte & Touche LLP (“Deloitte”) as ATP’s independent auditors upon the conclusion of services related to the fiscal year ending December 31, 2007. Deloitte has served as ATP’s independent accountants since 2004.

Deloitte’s audit reports on ATP’s consolidated financial statements as of and for the years ended December 31, 2006 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for their report on the audit of the Company’s internal control over financial reporting, which because of the effects of a material weakness in the Company’s internal control over financial reporting, stated the Company did not maintain an effective internal control over financial reporting as of December 31, 2007.

During ATP’s two most recent fiscal years and through April 7, 2008, there was no disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on ATP’s consolidated financial statements for such years; there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission; and ATP did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ATP’s consolidated financial statements.

ATP has provided Deloitte with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Form 8-K is a copy of Deloitte’s letter dated April 10, 2008.

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statement of Businesses Acquired. None.

(b)	Pro Forma Financial Information. None

(c)	Exhibits. The following exhibits are filed with this document:

16.1	Letter from Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

ATP Oil & Gas Corporation

Date: April 10, 2008	By:	/s/ Albert L. Reese, Jr.
Albert L. Reese, Jr.
Senior Vice President and Chief
Financial Officer